UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 12, 2009
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 12, 2009, the Company and Goldman Associates of New York, Inc. (“Goldman Associates”) amended the terms of a secured note in the principal amount of $750,000 dated July 29, 2004 by the Company and Goldman Associates, as amended by Amendment 1, dated March 27, 2008 (the “Note”), to extend the maturity date from January 1, 2009 to January 1, 2010 and to increase the interest rate from and after January 1, 2009 to the prime rate in effect from time to time plus 2%.  Michael Goldman is the president and majority shareholder of Goldman Associates and is the Chairman of the Board of the Company.

On February 12, 2009, the Company and Rita Folger amended the terms of a convertible note dated July 29, 2004 in the principal amount of $100,000, as amended by Amendment 1, dated March 27, 2008 (the “Note”),  to extend the first maturity date and the final maturity date to January 1, 2010 so that the entire principal amount of the Note is due and payable on January 1, 2010 and to decrease the interest rate from and after January 1, 2009 to the prime rate in effect from time to time plus 2%.

On February 12, 2009, the Company and William Pagano amended the terms of a convertible note dated July 29, 2004 in the principal amount of $100,000, as amended by Amendment 1, dated March 27, 2008 (the “Note”),  to extend the first maturity date and the final maturity date to January 1, 2010 so that the entire principal amount of the Note is due and payable on January 1, 2010 and to decrease the interest rate from and after January 1, 2009 to the prime rate in effect from time to time plus 2%. Mr. Pagano is the Chief Executive Officer and a Director of the Company.

Copies of the foregoing amendments are filed as exhibits hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 4.5 to the Company’s Form 10-Q filed on August 16, 2004.

10.02
Amendment No. 1 dated March 27, 2008 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.14(d) to the Company’s Form 10-K filed on March 31, 2008.

10.03	Amendment No. 2 dated February 12, 2009 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

10.04
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.05
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.13(c) to the Company’s Form 10-K filed on March 31, 2008.

10.06	Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, filed herewith.

10.07
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.08
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.13(d) to the Company’s Form 10-K filed on March 31, 2008.

10.09	Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: February 13, 2009	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 4.5 to the Company’s Form 10-Q filed on August 16, 2004.

10.02
Amendment No. 1 dated March 27, 2008 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., incorporated herein by reference from Exhibit 10.14(d) to the Company’s Form 10-K filed on March 31, 2008.

10.03	Amendment No. 2 dated February 12, 2009 to the Secured Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Goldman Associates of New York, Inc., filed herewith.

10.04
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.05
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, incorporated herein by reference from Exhibit 10.13(c) to the Company’s Form 10-K filed on March 31, 2008.

10.06	Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and Rita Folger, filed herewith.

10.07
Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 4.2 to the Company’s Form 10-Q filed on August 16, 2004.

10.08
Amendment No. 1 dated March 27, 2008 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, incorporated herein by reference from Exhibit 10.13(d) to the Company’s Form 10-K filed on March 31, 2008.

10.09	Amendment No. 2 dated February 12, 2009 to the Convertible Note Payable dated as of July 29, 2004 by and between Colonial Commercial Corp. and William Pagano, filed herewith.